EXHIBIT 3

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
In connection with the Quarterly Report of DOLPHIN PRODUCTIONS, INC., (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                       /s/ Richard H. Casper


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                       Richard H. Casper
                       Chief Executive Officer



                       /s/ Pamela Lindquist


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                       Pamela Lindquist
                       Chief Financial Officer